                            Scottish Re Group Limited

                    Non-Cumulative Perpetual Preferred Shares
              (Liquidation Preference Equivalent to $25 Per Share)

                              REMARKETING AGREEMENT

                                                                   July _, 2005

Lehman Brothers Inc.
745 7th Avenue
New York, New York 10019

Ladies and Gentlemen:

                  Scottish Re Group Limited, an exempted company limited by
shares organized under the laws of the Cayman Islands (the "Company"), is today issuing [5,000,000] shares of preferred stock, each representing a share of
Non-Cumulative Perpetual Preferred Shares (the "Preferred Stock") having a liquidation preference equivalent to $25 per share (and may issue up to an additional 750,000 shares to the extent that the over-allotment option is exercised pursuant to the Underwriting Agreement (as defined below)), pursuant to the Certificate of Designations (the "Certificate of Designations") as
authorized by the resolutions of the Pricing Committee of the Company dated June
28, 2005 and the resolutions of the Board of Directors of the Company dated June
16, 2005.

                  The Certificate of Designations provides for the possible
Remarketing (as defined below) of the Preferred Stock, on one or more occasions, at the option of the Company as contemplated in the Certificate of Designations.
As used in this Remarketing Agreement (this "Agreement"), the term "Remarketed
Securities" means any share of Preferred Stock offered in a Remarketing; the term "Remarketing Procedures" means the procedures specified in Section 4 of the
Certificate of Designations; and the term "Remarketing" means a remarketing of the Remarketed Securities pursuant to the Remarketing Procedures.

                  In connection with any Remarketing, the Company will, to the extent required under the Securities Act of 1933, as amended from time to time, or any successor statute (the "Securities Act") and the rules and regulations as promulgated from time to time thereunder or any successor statute to the
Securities Act (the "Rules"), in connection with Remarketings of Remarketed
Securities, prepare and file one or more registration statements under the
Securities Act with the Securities and Exchange Commission (the "Commission")
relating to Remarketed Securities, and any necessary amendments thereto, and will prepare one or more prospectuses (which may be preliminary or final)
complying with the requirements of the Securities Act, and any necessary supplements thereto, and setting forth or including a description of the applicable terms of the Remarketed Securities, the terms of the applicable
Remarketing, a description of the Company and such other information as may be required by the Securities Act.

                  Capitalized terms used and not defined in this Agreement shall have the meanings set forth in the Certificate of Designations. Any reference in this Agreement to any registration statement or to any preliminary prospectus or final prospectus (or any amendments or supplements to any of the foregoing)
shall be deemed to (i) refer to any such document as it may at the time be amended or supplemented and (ii) include any document filed under the Securities
Exchange Act of 1934, as amended from time to time and the rules and regulations promulgated from time to time thereunder, or any successor statute (the
"Exchange Act"), and at the time incorporated by reference therein.

                  Section 1. Appointment and Obligations of the Remarketing
Agent.

                  (a) The Company hereby appoints Lehman Brothers Inc. as
exclusive remarketing agent (the "Remarketing Agent"), and Lehman Brothers Inc.
accepts appointment as Remarketing Agent for the purpose of (i) remarketing the
Remarketed Securities on behalf of the holders thereof and (ii) performing such other duties as are assigned to the Remarketing Agent in the Remarketing
Procedures, all in accordance with and pursuant to the Remarketing Procedures.

                  (b) Upon delivery of notice to the Remarketing Agent by the
Company of the Company's election to conduct a Remarketing in conformity with the requirements of the Remarketing Procedures, the Remarketing Agent agrees (i)
to use commercially reasonable efforts to remarket the Remarketed Securities tendered or deemed tendered to the Remarketing Agent in any Remarketing, (ii) to
notify the Company promptly of the new Fixed Rate, if any, established pursuant to any Remarketing and (iii) to carry out such other duties as are assigned to the Remarketing Agent in the Remarketing Procedures, all in accordance with the provisions of the Remarketing Procedures.

                  (c) On any date during which a Remarketing is being conducted, the Remarketing Agent shall use commercially reasonable efforts to remarket
Remarketed Securities tendered or deemed tendered for purchase at a price equal to $25 per share, with respect to the Preferred Stock.

                  (d) If, as a result of the Remarketing Agent's efforts
described in Section 1(c), the Remarketing Agent has determined on any date during which a Remarketing is being conducted that it will be able to remarket all Remarketed Securities tendered or deemed tendered for purchase at a price of
$25 per share (the "Remarketing Purchase Price") prior to 4:00 P.M., New York
City time, on such date (any such date of determination, a "Remarketing Date"), the Remarketing Agent shall determine the Fixed Rate resulting from such
Remarketing and to be applicable to the next succeeding Fixed Rate Period, which shall be the rate per annum (rounded to the nearest one-thousandth (0.001) of one percent per annum) which the Remarketing Agent determines, in its sole judgment, to be the lowest rate per annum, if any, that will enable it to remarket all Remarketed Securities tendered or deemed tendered for Remarketing at the Remarketing Purchase Price.

                  (e) If any holder of Preferred Stock submits a Notice of
Election to tender some or all of its shares of Preferred Stock in a Remarketing and separately

notifies the Remarketing Agent that such holder desires to continue to hold a number of shares of Preferred Stock, but only if the Fixed Rate determined by the applicable Remarketing is not less than a specified rate per annum, the
Remarketing Agent shall give priority to such holder's purchase of such number of Remarketed Securities in the Remarketing, provided that the new Fixed Rate is not less than such specified rate.

                  (f) By approximately 4:30 P.M., New York City time, on a
Remarketing Date, the Remarketing Agent shall advise, by telephone, (i) the
Clearing Agency Participant who will receive a credit for the shares of
Preferred Stock on the Clearing Agency's records, the Company and the
Calculation Agent of any new Fixed Rate established pursuant to the Remarketing and the number of Remarketed Securities sold in the Remarketing, (ii) each purchaser of Remarketed Securities (or the Clearing Agency Participant thereof)
of such new Fixed Rate and the number of Remarketed Securities such purchaser is to purchase and (iii) each purchaser to give instructions to its Clearing Agency
Participant to pay the purchase price on the Remarketing Settlement Date in same day funds against delivery of the Remarketed Securities purchased through the facilities of the Clearing Agency Participant.

                  (g) If, by 4:00 P.M., New York City time, on the third
business day prior to the Remarketing Settlement Date applicable to the
Remarketing (such third business day, a "Remarketing Expiration Date") the
Remarketing Agent is unable to remarket all Remarketed Securities tendered or deemed tendered for purchase at the Remarketing Purchase Price, the Remarketing
Agent shall, by approximately 4:30 P.M., New York City time, on such date, advise, by telephone, the Clearing Agency Participant, the Company and the
Calculation Agent that the Dividend Rate for the Preferred Stock for the next succeeding Dividend Period will be a Floating Rate determined in accordance with the Certificate of Designations. In such case, no shares of Preferred Stock shall be sold in the Remarketing and each holder shall continue to hold its respective shares at such Floating Rate.

                  Section 2. Representations, Warranties and Agreements of the
Company.

                  (a) The Company represents, warrants and agrees, on and as of the date hereof, that the representations and warranties made by the Company, as applicable, in the underwriting agreement, dated June 28, 2005, among the
Company and Lehman Brothers Inc. and the other underwriters named therein (each an "Underwriter," and collectively, the "Underwriters") (the "Underwriting
Agreement"), relating to the Preferred Stock, are true, correct and complete in all material respects, as if made on the date hereof.

                  (b) In addition, (i) on and as of the date of filing and of effectiveness of the Registration Statement (as defined in paragraph (II)(A) of this Section 2(b)) and on and as of the date of any amendment to the
Registration Statement, (ii) on and as of the date of any Final Prospectus (as defined in paragraph (II)(A) of this Section 2(b)) and on and as of the date of any supplement thereto distributed in connection with a

Remarketing, (iii) on and as of any Election Date, (iv) on and as of any
Remarketing Date, and (v) on and as of any Remarketing Settlement Date (to the
extent applicable):

                        (I) the Company makes each of the representations and
         warranties set forth in paragraphs (c) except for the first sentence of such paragraph (c), (d), (e), (f), (k), (l) and (n) through (s) of
         Section 1 of the Underwriting Agreement, except that such
         representations, warranties and agreements, as made herein, shall be deemed to have been amended and shall be read mutatis mutandis, as follows:

                            (A) each reference to a Registration Statement,
         Incorporated Documents, Basic Prospectus, Final Prospectus or Interim
         Prospectus shall be deemed to refer to those terms as defined in paragraph (II) of this Section 2(b);

                            (B) each reference to "Delivery Date" shall be
         deemed to be to the Remarketing Settlement Date;

                            (C) each reference to the "issue" or "issue and
         sale" of the Preferred Stock shall be deemed to include the Remarketing and the Remarketed Securities; and

                        (II) the Company represents and warrants that:

                            (A) The Company meets the requirements for the use
         of Form S-3 under the Securities Act and the Rules, and has prepared and filed with the Securities and Exchange Commission (the
         "Commission") a registration statement on Form S-3 for the registration of the Remarketed Securities under the Securities Act, which
         Registration Statement (as defined below) has become effective and no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to its knowledge, are threatened by the Commission, and any request by the Commission for additional information has been complied with. The Registration
         Statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies in all other material respects with such rule. The Company proposes to file with the Commission pursuant to
         Rule 424 under the Securities Act ("Rule 424") a supplement to the form of prospectus included in the registration statement relating to the remarketing of the Remarketed Securities and the plan of distribution thereof and has previously advised you of all further information
         (financial and other) with respect to the Company to be set forth therein. The term "Registration Statement" means the registration statement, as amended at the time of any Election Date, including the exhibits thereto, financial statements, and all documents incorporated therein by reference pursuant to Form S-3 (the "Incorporated
         Documents"), and such prospectus as then amended, including the
         Incorporated Documents, is hereinafter referred to as the "Basic
         Prospectus"; and such supplemented form of prospectus, in the form in which it shall be filed with

         the Commission pursuant to Rule 424 (including the Basic Prospectus as so supplemented), is hereinafter called the "Final Prospectus". Any preliminary form of the Final Prospectus which has heretofore been filed pursuant to Rule 424 is hereinafter called an "Interim
         Prospectus". Any reference herein to the Registration Statement, the
         Basic Prospectus, any Interim Prospectus or the Final Prospectus shall be deemed to refer to and include the Incorporated Documents which were filed under the Exchange Act, on or before the Election Date or the issue date of the Basic Prospectus, any Interim Prospectus or the Final
         Prospectus, as the case may be; and any reference herein to the terms
         "amend", "amendment" or "supplement" with respect to the Registration
         Statement, the Basic Prospectus, any Interim Prospectus or the Final
         Prospectus shall be deemed to refer to and include the filing of any
         Incorporated Documents under the Exchange Act after the date of this
         Agreement or the issue date of the Basic Prospectus, any Interim
         Prospectus or the Final Prospectus, as the case may be, and deemed to be incorporated therein by reference. Copies of the Registration
         Statement and each of the amendments thereto have been delivered by the
         Company to you as the Remarketing Agent. The Commission has not issued any order preventing or suspending the use of any Interim Prospectus.

                            (B) When the Final Prospectus is first filed with
         the Commission pursuant to Rule 424, when, before the Remarketing
         Settlement Date, any amendment to the Registration Statement becomes effective, when, before such Remarketing Settlement Date, any
         Incorporated Document is filed with the Commission, when any supplement to the Final Prospectus is filed with the Commission and at such
         Remarketing Settlement Date, the Registration Statement, the Final
         Prospectus and any such amendment or supplement will comply in all material respects with the applicable requirements of the Securities
         Act and the Rules, and the Incorporated Documents will comply in all material respects with the requirements of the Exchange Act, or the
         Securities Act and the Rules, as applicable, and on the date it became effective, the Registration Statement did not, and, on the date that any post-effective amendment to the Registration Statement becomes effective, the Registration Statement as amended by such post-effective amendment did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; on the date the Final Prospectus is filed with the
         Commission pursuant to Rule 424 and on such Remarketing Settlement
         Date, the Final Prospectus, as it may be amended or supplemented, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading;
         and on said dates, the Incorporated Documents will comply in all material respects with the applicable provisions of the Exchange Act, and, when read together with the Final Prospectus, or the Final
         Prospectus, as it may be then amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; provided that the foregoing representations and warranties in this paragraph (B)

         shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by or through the Remarketing Agent specifically for use in connection with the preparation of the Registration Statement, any Interim Prospectus
         or the Final Prospectus, as they may be amended or supplemented.

                            (C) The Remarketed Securities have been duly and
         validly authorized and are fully paid and non-assessable and conform to the descriptions thereof contained in the Final Prospectus.

                            (D) This Agreement has been duly authorized,
         executed and delivered by the Company.

                            (E) Neither the Company nor any subsidiary (as
         defined in Rule 405 of the Securities Act) of the Company (a
         "Subsidiary") has sustained, since the date of the latest audited financial statements included in the Final Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Final Prospectus, except for such losses or interferences as would not have, individually or in the aggregate, material adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and the Subsidiaries taken as a whole ("Material Adverse
         Effect"); and, subsequent to the respective dates as of which information is given in the Registration Statement and the Final
         Prospectus, except as set forth in the Registration Statement and Final
         Prospectus, there has been no material adverse change or any development involving a prospective material adverse change in (i) the general affairs, business, management, prospects, properties, operations, condition (financial or otherwise), surplus, reserves, shareholders' equity or results of operations (in each case considered either on a statutory or U.S. generally accepted accounting principles, as applicable) of the Company and the Subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Final Prospectus;
         (ii) the share capital or long-term debt of the Company; or (iii) the offering or the delivery of the Preferred Stock being delivered on the
         Delivery Date on the terms and in the manner contemplated in the Final
         Prospectus, whether or not arising from transactions in the ordinary course of business, and since the date of the latest balance sheet presented in the Registration Statement and Final Prospectus, neither the Company nor any Subsidiary has incurred or undertaken any liabilities or obligations, direct or contingent, or entered into any transactions which are material to the Company and the Subsidiaries taken as a whole, except for liabilities or obligations which are reflected in the Registration Statement and Final Prospectus.

                            (F) Ernst & Young LLP (the "Accountants"), whose
         reports appear in the Final Prospectus, are independent public accountants with respect to the Company and its subsidiaries as required by the Securities Act, the Exchange Act and the Rules.

                  Section 3. Fees and Expenses. (a) For the performance of its services as Remarketing Agent in connection with Remarketings hereunder, the
Company agrees to pay to the Remarketing Agent a fee on each Remarketing
Settlement Date, in an amount customary for the types of services provided by the Remarketing Agent hereunder and as shall be mutually agreed upon between the
Company and the Remarketing Agent.

                  (b) The Company agrees to pay (i) the costs incident to the preparation and filing of any registration statements and any amendments thereto required in connection with this Agreement; (ii) the costs incident to the preparation, printing, and distribution of any prospectus (preliminary or final)
and any supplements thereto required in connection with this Agreement; (iii)
the fees and expenses of qualifying the Remarketed Securities under the securities laws of the several jurisdictions as provided in Section 4(e) and of preparing, printing, and distributing a blue sky survey (including related reasonable fees and expenses of counsel to the Remarketing Agent not to exceed
$10,000); (iv) all other costs and expenses incident to the performance of the obligations of the Company hereunder; and (v) the fees and expenses of counsel and accountants for the Company.

                  Section 4. Further Agreements of the Company. The Company
agrees to use its commercially reasonable efforts:

                  (a) To prepare the Registration Statement, Basic Prospectus, any Interim Prospectus or Final Prospectus, and any amendments and supplements thereto required in connection with any Remarketing, in a form reasonably acceptable to the Remarketing Agent and to file any such documents with the
Commission pursuant to the Securities Act as required by the Securities Act and the Rules.

                  (b) To advise the Remarketing Agent, promptly after it
receives notice thereof, of the time when any registration statement or any amendment thereto has been filed with the Commission or becomes effective, and when any prospectus (preliminary or final) or any supplement thereto has been filed, in each such case excluding documents incorporated by reference therein;
during the term of this Agreement to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the
Exchange Act; to advise the Remarketing Agent, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus (Interim Prospectus or Final
Prospectus) or any supplement thereto filed or prepared in connection with this
Agreement, of the suspension of the qualification of any Remarketed Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of any such registration statement or prospectus or amendment or supplement thereto or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any prospectus (Basic Prospectus, Interim Prospectus or Final Prospectus)
or supplement thereto or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.

                  (c) To deliver or make available promptly to the Remarketing
Agent a reasonable number of the following documents as the Remarketing Agent shall request (i) conformed copies of the Registration Statement prepared in connection with any Remarketing as originally filed with the Commission and each amendment thereto (in each case excluding exhibits), any Interim Prospectus or
Final Prospectus prepared in connection with any Remarketing and any supplements thereto; (ii) copies of the Certificate of Designations and the Calculation
Agent Agreement, and any amendment to any such document thereof, and each report or other document mailed or made available to holders of the Preferred Stock;
and (iii) if the delivery of a prospectus is required at any time in connection with a Remarketing and if at such time any event has occurred as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Final Prospectus is delivered, not misleading, or if for any other reason it shall be necessary during such same period to amend or supplement the Final Prospectus or to file under the Exchange Act any document incorporated by reference in the Final Prospectus in order to comply with the
Securities Act or the Exchange Act, to notify the Remarketing Agent, and upon its request, to file such document and to prepare and furnish without charge to the Remarketing Agent and to any dealer in shares of the Remarketed Securities a reasonable number of copies as the Remarketing Agent may from time to time request of an amended or supplemented Final Prospectus which will correct such statement or omission or effect such compliance.

                  (d) Prior to filing with the Commission any amendment to any
Registration Statement or supplement to any Interim Prospectus or Final
Prospectus filed or prepared in connection with any Remarketing under Rule 424 of the Rules, to furnish or make available a copy thereof to the Remarketing
Agent and counsel to the Remarketing Agent and obtain the consent of the
Remarketing Agent to such filing, which consent shall not be unreasonably withheld.

                  (e) Promptly from time to time to take such action as the
Remarketing Agent may reasonably request to qualify the Remarketed Securities for offering and sale under the securities or laws of such jurisdictions as the
Remarketing Agent may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Remarketed Securities;
provided that in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

                  (f) The Company will make generally available to its security holders and deliver to the Remarketing Agent as soon as reasonably practicable after the date of any Final Prospectus, an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the
Securities Act and the Rules (including, at the option of the Company, Rule 158 of the Rules).

                  (g) During the period when a Final Prospectus is required to be delivered under the Securities Act or the Exchange Act in connection with sale of

Remarketed Securities, to file all documents required to be filed by it with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act.

                  (h) The Company will use its reasonable efforts to take all reasonable action necessary to enable Standard & Poor's Corporation ("S&P") and
Moody's Investors Services, Inc. ("Moody's") or any other nationally recognized rating organization to provide their respective credit ratings for the
Remarketed Securities.

                  Section 5. Conditions to the Remarketing Agent's Obligations.
The obligations of the Remarketing Agent hereunder are subject to the accuracy, when made and on the related Remarketing Settlement Date, of the representations and warranties of the Company contained herein, to the performance by the
Company of its respective obligations hereunder, and to each of the following additional terms and conditions:

                  (a) The Final Prospectus shall have been timely filed with the
Commission in accordance with Section 4(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Final Prospectus or
otherwise shall have been complied with.

                  (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Remarketed
Securities, any Registration Statement, Interim Prospectus and/or Final
Prospectus and any amendments or supplements thereto and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Remarketing
Agent, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                  (c) Without the prior written consent of the Remarketing
Agent, the Certificate of Designations shall not have been amended in any manner, or otherwise contain any provision not contained therein as of the date hereof that, in the opinion of the Remarketing Agent, materially changes the nature of the Remarketed Securities or the Remarketing Procedures.

                  (d) On the related Remarketing Settlement Date, LeBoeuf, Lamb,
Greene & McRae LLP, or other counsel satisfactory to the Remarketing Agent, shall have furnished to the Remarketing Agent their written opinion, as counsel to the Company, addressed to the Remarketing Agent and dated such Remarketing
Settlement Date, in form and substance satisfactory to the Remarketing Agent, to the effect set forth in Exhibit A hereto.

                  (e) On the related Remarketing Settlement Date, Maples &
Calder, or other counsel satisfactory to the Remarketing Agent, shall have furnished to the

Remarketing Agent their written opinion, as Cayman Islands counsel to the
Company, addressed to the Remarketing Agent and dated such Remarketing
Settlement Date, in form and substance satisfactory to the Remarketing Agent, to the effect set forth in Exhibit B hereto.

                  (f) On the related Remarketing Settlement Date, the General
Counsel of the Company shall have furnished to the Remarketing Agent her written opinion, addressed to the Remarketing Agent and dated such Remarketing
Settlement Date, in form and substance satisfactory to the Remarketing Agent, to the effect set forth in Exhibit C hereto.

                  (g) On the related Remarketing Settlement Date, counsel to the
Remarketing Agent shall have furnished to the Remarketing Agent, such opinions or opinion, dated the Remarketing Settlement Date, on matters as the Remarketing
Agent may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to give such opinion or opinions.

                  (h) On any Election Date, the Remarketing Agent shall have received from the Accountants a letter or letters, in form and substance satisfactory to the Remarketing Agent, addressed to the Remarketing Agent and dated the date of such Remarketing Date (i) confirming that they are independent public accountants within the meaning of the Securities Act, Exchange Act and the Rules and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of such Remarketing Date (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Final Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

                  (i) With respect to the letter or letters of the Accountants referred to in the preceding paragraph and delivered to the Remarketing Agent on any Election Date (the "initial letters"), the Company shall have furnished to the Remarketing Agent a letter (the "bring-down letter") of the Accountants, addressed to the Remarketing Agent and dated the related Remarketing Settlement
Date (i) confirming that they are independent public accountants within the meaning of the Securities Act, Exchange Act and the Rules and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Final Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letters and (iii) confirming in all material respects the conclusions and findings set forth in the initial letters.

                                       10

                  (j) The Company shall have furnished to the Remarketing Agent a certificate, dated the date of the related Remarketing Settlement Date, of its
Chief Executive Officer and its Chief Financial Officer stating that:

                      (I) The representations, warranties and agreements of the
         Company in Section 2 are true and correct as of the related Remarketing
         Settlement Date; the Company has complied with all its agreements contained herein; and the conditions set forth in paragraph (a) of this
         Section 5 have been fulfilled;

                      (II) (A) Except as disclosed in the Final Prospectus and
         for any such losses or interferences as would not result, individually or in the aggregate, in a Material Adverse Effect, the Company and the
         Subsidiaries have not sustained since the date of the latest audited financial statements included or incorporated in the Final Prospectus any material loss or interference with their respective businesses from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, and (B) since the respective dates as of which information is given in the Final Prospectus, there has not been any material adverse change in the share capital of the Company or any of its Subsidiaries or any change, or any development involving a prospective change, in the business, prospects, properties, operations, condition (financial or otherwise) or results of operations of the
         Company and the Subsidiaries taken as a whole, except in each case as described in the Final Prospectus; and

                      (III) They have carefully examined the Registration
         Statement and the Final Prospectus and, in their opinion (x) as of the date of the Final Prospectus, the Registration Statement and Final
         Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (y) since the date of the Final Prospectus, no event has occurred which should have been set forth in a supplement or amendment to the Registration
         Statement or the Final Prospectus which has not been so set forth.

                  (k) There shall not have been, since the respective dates as of which information is given in the Final Prospectus, any material adverse change in the condition (financial or otherwise) or in the consolidated financial position, shareholders' equity, results of operations, business or prospects of the Company and the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business.

                  (l) Subsequent to any Election Date there shall not have
occurred any of the following: (i) trading of any securities of or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market, (ii) trading in securities on the New York Stock Exchange, the American
Stock Exchange, and the National Association of Securities Dealers, Inc., shall have been generally suspended, or there shall have been a material disruption in settlement of securities generally, (iii) minimum or maximum ranges for prices shall have been generally established on the

                                       11

New York Stock Exchange by the Commission or by the New York Stock Exchange,
(iv) a general banking moratorium shall have been declared by federal or New
York State authorities, (v) any major disruption of settlements of securities or clearance services in the United States, or (vi) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by the United States Congress or any other substantial national or international calamity, crisis or emergency (including, without limitation, acts of terrorism)
affecting the United States, in any such case provided for in clauses (i)
through (vi), as to make it, in the judgment of the Remarketing Agent, impracticable or inadvisable to proceed with the public offering or delivery of the Remarketed Securities being delivered on the related Remarketing Settlement
Date on the terms and in the manner contemplated in the Final Prospectus.

                  (m) On or after the Election Date, (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any
"nationally recognized statistical rating organization", as such term is defined in Rule 436(g)(2) of the Rules, (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred shares and (iii) the Remarketed Securities shall continue to be rated not lower than BB- by Standard & Poor's and Ba1 by Moody's.

                  (n) The Remarketing Agent shall not have discovered and
disclosed to the Company on or prior to the Election Date, or during the period between the Remarketing Date and the Remarketing Settlement Date, that any
Registration Statement, Interim Prospectus or Final Prospectus or any amendment or supplement thereto contains any untrue statement of a fact which, in the opinion of the counsel for the Remarketing Agent, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein, or is necessary to make the statements therein not misleading.

                  All opinions, letters, evidence, and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Remarketing Agent.

                  Section 6. Indemnification and Contribution. (a) The Company
shall indemnify and hold harmless the Remarketing Agent, its directors, officers and employees and each person, if any, who controls the Remarketing Agent within the meaning of the Securities Act or the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Remarketed Securities), to which the Remarketing Agent, director, officer, employee or controlling person may become subject under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in the
Registration Statement, any Interim Prospectus or the Final Prospectus or in any
amendment or supplement thereto or the omission or alleged omission to state in the Registration Statement, any Interim Prospectus or the Final Prospectus, or
in any amendment or

                                       12

supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the
Remarketing Agent and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Remarketing Agent, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred;
provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Interim Prospectus or
the Final Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning the Remarketing Agent furnished to the Company by or on behalf of the Remarketing Agent specifically for inclusion therein which information consists solely of the information specified in Section 6(e); provided, further, that the foregoing indemnity agreement with respect to any Interim Prospectus shall not inure to the benefit of the Remarketing Agent or any director, officer or controlling person of the
Remarketing Agent who failed to deliver a Final Prospectus (as then amended or supplemented, provided by the Company to the Remarketing Agent in the requisite quantity and on a timely basis to permit proper delivery on or prior to the
Delivery Date) to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Interim Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured, as determined by a court of competent jurisdiction in a decision not subject to further appeal, in such Final Prospectus and such Final Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to the Remarketing Agent or to any director, officer, employee or controlling person of the Remarketing Agent.

                  (b) The Remarketing Agent shall indemnify and hold harmless the Company, its officers and employees, each of its directors, and each person, if any, who controls the Company within the meaning of the Securities Act or the
Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities
Act or Exchange Act, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any
Interim Prospectus or the Final Prospectus or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in the Registration
Statement, any Interim Prospectus or the Final Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Remarketing Agent furnished to the Company

                                       13

by or on behalf of the Remarketing Agent specifically for inclusion therein, which information is limited to the information set forth in Section 6(e), and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Remarketing Agent may otherwise have to the
Company or any such director, officer, employee or controlling person.

                  (c) Promptly after receipt by an indemnified party under this
Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 6(a)
or (b) except to the extent it has been materially prejudiced by such failure and, provided further, that the failure so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to an indemnified party otherwise than under this Section 6(a) or (b). If any such claim or action is brought against an indemnified party, and it notifies the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party (who shall not, except with the written consent of the indemnified party, be counsel to the indemnifying party). After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder
(whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (d) If the indemnification provided for in this Section 6
shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the aggregate amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative fault of

                                       14

the Company on the one hand and the Remarketing Agent on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault of each of the Company and the Remarketing
Agent shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Remarketing Agent, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Remarketing Agent agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The aggregate amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), the Remarketing Agent shall not be required to contribute any amount in excess of the amount by which the total price at which the Remarketed Securities distributed to the public were offered to the public exceeds the amount of any damages which the Remarketing Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation
(within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution shall, promptly after receipt of notice of any claim or commencement of any action against such party in respect of which a claim for contribution may be made against another party, notify each other party from whom contribution may be sought, but the omission to so notify such party shall not relieve the party from whom contribution may be sought from any obligation it may have under this Section 6(d) or otherwise.

                  (e) The Remarketing Agent confirms and the Company
acknowledges that the statements with respect to the Remarketing of the
Remarketed Securities by the Remarketing Agent to be set forth on the cover page of and the paragraphs on discounts and commissions, concessions, reallowance figures and underwriter stabilization appearing under the caption "Underwriting"
in, the Final Prospectus as of any Remarketing Settlement Date are correct and constitute the only information concerning the Remarketing Agent to have been furnished in writing to the Company by or on behalf of the Remarketing Agent specifically for inclusion in the Registration Statement and the Final
Prospectus.

                  Section 7. Resignation and Removal of Remarketing Agent. The
Remarketing Agent may resign and be discharged from its duties and obligations hereunder, and the Company may remove the Remarketing Agent, by giving 30 days'
prior written notice, in the case of a resignation, to the Company and the
Clearing Agency Participant, and, in the case of a removal, such removed
Remarketing Agent and the Clearing Agency Participant; provided, however, that
(i) the Company may not remove the Remarketing Agent unless (A) the Remarketing
Agent becomes involved as

                                       15

debtor in a bankruptcy, insolvency or similar proceeding, (B) the Remarketing
Agent shall not be among the five underwriters with the largest volume underwritten in dollars, on a lead or co-managed basis, of U.S. domestic preferred securities during the twelve-month period ended as of the last calendar quarter preceding the Remarketing Date, and (C) the Remarketing Agent
shall be subject to one or more legal restrictions preventing the performance of its obligations hereunder and (ii) no such resignation nor any such removal shall become effective until the Company shall have appointed at least one nationally recognized broker-dealer as successor Remarketing Agent and such successor Remarketing Agent shall have entered into a remarketing agreement with the Company in which it shall have agreed to conduct the Remarketing in accordance with the Remarketing Procedures. In such case, the Company will use its commercially reasonable efforts to appoint a successor Remarketing Agent and enter into such a remarketing agreement with such person as soon as reasonably practicable. The provisions of Sections 3 and 6 shall survive the resignation or removal of the Remarketing Agent pursuant to this Agreement.

                  Section 8. Dealing in the Remarketed Securities. The
Remarketing Agent, when acting as a Remarketing Agent or in its individual or any other capacity, may, to the extent permitted by law, buy, sell, hold and deal in any Remarketed Securities. Notwithstanding the foregoing, the
Remarketing Agent is not obligated to purchase any Remarketed Securities that would otherwise remain unsold in a Remarketing. To the extent the Remarketing
Agent holds Remarketed Securities, the Remarketing Agent may exercise any vote or join in any action which any beneficial owner of Remarketed Securities may be entitled to exercise or take pursuant to the Certificate of Designations, with like effect as if it did not act in any capacity hereunder. The Remarketing
Agent, in its individual capacity, either as principal or agent, may also engage in or have an interest in any financial or other transaction with the Company as freely as if it did not act in any capacity hereunder.

                  Section 9. Remarketing Agent's Performance; Duty of Care. The
duties and obligations of the Remarketing Agent shall be determined solely by the express provisions of this Agreement and the Certificate of Designations. No implied covenants or obligations of or against the Remarketing Agent shall be read into this Agreement or the Certificate of Designations, as applicable. In the absence of bad faith on the part of the Remarketing Agent, the Remarketing
Agent may conclusively rely upon any document furnished to it, which purports to conform to the requirements of this Agreement or the Certificate of Designations as to the truth of the statements expressed in any of such documents. The
Remarketing Agent shall be protected in acting upon any document or communication reasonably believed by it to have been signed, presented or made by the proper party or parties. The Remarketing Agent, acting under this
Agreement, shall incur no liability to the Company or to any holder of
Remarketed Securities in its individual capacity or as Remarketing Agent for any action or failure to act, on its part in connection with a Remarketing or otherwise, except if such liability is judicially determined to have resulted from gross negligence or willful misconduct on its part.

                                       16

                  Section 10. Termination. This Agreement shall terminate as to the Remarketing Agent on the effective date of the resignation or removal of the
Remarketing Agent pursuant to Section 7.

                  In addition, the obligations of the Remarketing Agent
hereunder with respect to a specific Remarketing may be terminated by it by notice given to the Company prior to 10:00 A.M., New York City time, on the applicable Remarketing Date if, prior to that time, any of the events described in Sections 5(j), (k) or (l) herein shall have occurred or if the Remarketing
Agent shall decline to perform its obligations under this Agreement for any reason permitted hereunder.

                  The Company may elect to terminate a specific Remarketing on any day prior to such Remarketing.

                  The provisions of Sections 3 and 6 shall survive any such
termination.

                  Section 11. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:

                  (a) if to the Remarketing Agent, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., 745 7th Avenue,
New York, New York 10019, Attention: Syndicate Department (Fax: (646) 758-2018),
with a copy, in the case of any notice pursuant to Section 6(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park
Avenue, 15th Floor, New York, NY 10022;

                  (b) if to the Company shall be delivered or sent by mail,
telex or facsimile transmission to the address of the Company set forth in the prospectus or any supplement thereto, Attention: General Counsel (Fax: (704)
943-2344).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

                  Section 12. Persons Entitled to Benefit of Agreement. This
Agreement shall inure to the benefit of and be binding upon the Remarketing
Agent, the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (x) the representations, warranties, indemnities and agreements of the
Company contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and the person or persons, if any, who control the
Remarketing Agent within the meaning of Section 15 of the Securities Act and (y)
the representations, warranties, indemnity and agreement of the Remarketing
Agent contained in Section 6(b) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who signed the
Registration Statement as defined in Section 2(b)(II)(A) of this Agreement and any person controlling the Company within the meaning of Section 15 of the
Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                                       17

                  Section 13. Survival. The respective indemnities,
representations, warranties and agreements of the Company and the Remarketing
Agent contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall survive the Remarketing and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

                  Section 14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  Section 15. Submission to Jurisdiction, Service of Process.

                  (a) The Company irrevocably (a) submits to the jurisdiction of any court of the State of New York or any United States federal court, in each case, sitting in the Borough of Manhattan, City and State of New York, for the
purpose of any Proceeding, (b) agrees that all claims in respect of any
Proceeding may be heard and determined in any such court, (c) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (d) agrees not to commence any
Proceeding other than in such courts, and (e) waives, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum.

                  (b) The Company agrees that service of all writs, process and summonses in any Proceeding against the Company may be made upon CT Corporation
System at 111 Eighth Avenue, New York, New York 10011, whom the Company irrevocably appoints as its authorized agent for service of process. The Company represents and warrants that CT Corporation System has agreed to act as the
Company's agent for service of process. The Company agrees that such appointment shall be irrevocable until the irrevocable appointment by the Company of a successor in The City of New York as its authorized agent for such purpose and the acceptance of such appointment by such successor. The Company further agrees to take any and all action, including the filing of any and all documents and instruments that may be necessary to continue such appointment in full force and effect as aforesaid. If CT Corporation System shall cease to act as the agent for service of process for the Company, the Company shall appoint without delay, another such agent and provide prompt written notice to the Remarketing Agent of such appointment.

                  Section 16. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

                  Section 17. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                                       18

                  If the foregoing correctly sets forth the agreement between the Company and the Remarketing Agent, please indicate your acceptance in the space provided for that purpose below.

                 Very truly yours,

                 SCOTTISH RE GROUP LIMITED

                 By:
                        --------------------------------------------
                        Name:
                        Title:

Accepted:

LEHMAN BROTHERS INC.

By:
       -----------------------------
       Name:
       Title:

                                       19

                                                                    EXHIBIT A

                                 FORM OF OPINION

                                    [TO COME]

                                      A-1

                                                                    EXHIBIT B

                                 FORM OF OPINION

                                    [TO COME]

                                      B-1

                                                                    EXHIBIT C

                                 FORM OF OPINION

                                    [TO COME]

                                      C-1